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                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2002, in the Registration Statement (form SB-2 No. 333-00000) and related Prospectus of Digital Descriptor Systems, Inc. for the Registration of 98,134,841 shares of Common Stock dated February 13, 2002.


                                                /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 13, 2002